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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                December 15, 2000

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                              ROYAL BODYCARE, INC.
               (Exact name of registrant as specified in charter)



                                     NEVADA
                          (State or Other Jurisdiction
                                of Incorporation)

                  33-20323                               91-2015186
                (Commission                             (IRS Employer
                File Number)                        Identification No.)


                                2301 CROWN COURT
                                IRVING, TX 75083
               (Address of Principal Executive Offices)(Zip Code)


                                 (972) 893-4000
                             (Registrant's telephone
                          number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        (a)(1)  Previous independent accountants

                (i) On December 15, 2000, the Registrant dismissed Swalm, Thomas & Associates, PLLC as its independent accountants.

                (ii) The reports of Swalm, Thomas & Associates, PLLC on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for explanatory paragraphs with respect to a going concern uncertainty.

                (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

                (iv) In connection with its audits for the Registrant's two most recent fiscal years and through December 15, 2000, there have been no disagreements with Swalm, Thomas & Associates, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Swalm, Thomas & Associates, PLLC would have caused Swalm, Thomas & Associates, PLLC to make reference thereto in their reports on the Registrant's financial statements for such years and/or interim periods.

                (v) The Registrant has requested that Swalm, Thomas & Associates, PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of such letter, dated January 5, 2001, is filed as Exhibit
                        16.1 herewith.

        (a)(2)  New independent accountants

                (i) The Registrant engaged Grant Thornton LLP as its new independent accountants as of December 15, 2000. During the Registrant's two most recent fiscal years and through December 15, 2000, no consultations have occurred between the Registrant and Grant Thornton LLP which concerned the subject matter of a disagreement with Swalm, Thomas & Associates, PLLC. As of December 15, 2000, Grant Thornton LLP has not rendered any oral advice or written report to the Registrant on the application of accounting principals to a specific transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.
                                                          Sequential Page Number
                                                          ----------------------

    (16) Letter Regarding Change in Certifying Accountant

        16.1 Letter from Swalm, Thomas & Associates, PLLC           5











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ROYAL BODYCARE, INC.



DATE:  January 10, 2001                         BY: /s/ Steve Brown
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                                                    Steve Brown
                                                    Chief Financial Officer






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